EXHIBIT 99.1

SEVERANCE AGREEMENT AND RELEASE OF ALL CLAIMS

This Severance Agreement and Release of All Claims (the “Agreement”) is made as of March 17, 2008 between Ducommun Incorporated, a Delaware corporation (the “Company”), and John J. Walsh (“Employee”).

WHEREAS, the Company and Employee have determined that it is in their mutual best interests to end the employment relationship, and Employee has elected to voluntarily resign from employment;

WHEREAS, Employee acknowledges he/she is waiving the rights and claims described herein in exchange for consideration in addition to anything of value to which he/she is already entitled; and

WHEREAS, the Company and Employee desire to fully and finally resolve all issues between them arising out of Employee’s employment with the Company and separation therefrom.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Company and Employee agree as follows:

1. Resignation. Employee resigns as Executive Vice President of Strategy, Technology and Development and as an employee of the Company effective March 28, 2008 (the “Effective Date”). Employee also resigns from all other positions (if any), including as a director, officer or employee, he may hold with the Company or any of its subsidiaries or affiliates as of the Effective Date.

2. Conditions Precedent. The salary continuation and benefits continuation set forth in paragraphs 3 and 4 below will be paid and/or furnished by the Company to Employee only if Employee has fulfilled the following conditions precedent: (a) Employee has signed, on or after the Effective Date, the Release of Claims attached here to as Exhibit A, (b) Employee has not revoked this Agreement or the Release of Claims under paragraph 14 of this Agreement, and (c) Employee is not in breach of this Agreement (collectively, the “Conditions Precedent”).

3. Salary Continuation.

(a) Provided that Employee has fulfilled the Conditions Precedent, the Company will continue Employee’s pay at the biweekly rate of Ten Thousand One Hundred and Ninety Two and 31/100 Dollars ($10,192.31) (i.e., $265,000.00 per year) for a period from the Effective Date until one (1) year after the Effective Date. The salary continuation provided for in this paragraph 3(a) shall be paid regardless of whether or not Employee finds other employment during such period. In the event of Employee’s death, the salary continuance provided for in this paragraph 3(a) shall be paid to Employee’s estate.

(b) Employee’s pay, net of tax withholdings (if any), will be direct-deposited to a bank account specified by Employee, or mailed to Employee’s home during the salary continuation described in paragraph 3(a) above in accordance with the Company’s regular payroll schedule.

4. Benefits Continuation. Provided that Employee has fulfilled the Conditions Precedent, for the period of salary continuation described in paragraph 3(a) above, the Company shall provide to Employee any medical insurance and dental insurance provided by the Company to its employees generally, if and to the extent that Employee is eligible to participate therein in accordance with the provisions of any such plans (the “Benefits”), unless extended by Employee as permitted under COBRA. Employee shall not be entitled to vacation, sick pay, bonus eligibility, stock options, 401(k), or any other benefits except as set forth above during this period.

5. Stock-Based Compensation. All stock options, performance stock units and restricted stock units held by Employee are canceled as of the date of this Agreement, and all stock option agreements, performance stock unit agreements and restricted stock unit agreements between Employee and the Company are terminated as of the date of this Agreement, except as follows: (a) Employee shall have the right to exercise a stock option for 5,000 shares, at an exercise price of $22.78 per share, until ninety (90) days after the Effective Date in accordance with the Stock Option Agreement dated January 31, 2006 between the Company and Employee, and (b)

Employee shall have the right to exercise a stock option for 3,000 shares, at an exercise price of $19.05 per share, until ninety (90) days after the Effective Date in accordance with the Stock Option Agreement dated June 26, 2006 between the Company and Employee.

6. Assignment of Stock; Cooperation in Disputes.

(a) Employee hereby assigns to the Company, or its designee, any and all rights Employee may have in the stock, securities or other instruments of Ducommun Technologies Thailand Ltd. and any other affiliates of the Company. Employee agrees to execute any and all assignments, agreements and other documents, and to take any other actions, reasonably requested by the Company to effectuate the purpose of this section.

(b) Employee shall provide assistance to, and shall cooperate with, the Company, including interviews by Company counsel and testifying in depositions, trials and arbitrations, in connection with any lawsuits, arbitrations, proceedings, or disputes involving the Company or any of its subsidiaries and affiliates. Employee shall provide such assistance and cooperation without compensation, except that the Company shall reimburse Employee for reasonable travel expenses consistent with the Company’s expense, reimbursement policy, incurred for out-of-town travel by Employee made at the request of the Company.

7. Acknowledgment of Consideration. Employee acknowledges and agrees that the consideration given by the Company pursuant to this Agreement, in exchange for the execution of and compliance with this Agreement by Employee, is in addition to anything of value to which Employee is entitled.

8. Agreement Not to Seek Reinstatement. After the Effective Date, Employee agrees not to seek reinstatement or reemployment by the Company or any of its subsidiaries.

9. Covenant Not to Sue. Employee agrees not to sue the Company, any of its subsidiaries, or any of the Parties (as defined below), or voluntarily assist in any claims or litigation against the Company, any of its subsidiaries or any of the Parties.

10. Performance of Duties. Employee agrees (a) during his employment, to comply with all of the Company’s rules, policies, procedures and directives, and (b) not to make any statements which disparage the Company or interfere with any contracts or relationships of the Company.

11. Confidentiality of Agreement; Confidential Information; Nonsolicitation.

The contents of this Agreement, and of the parties’ discussions pertaining to it, are confidential, and Employee will not disclose or allow the disclosure of any information concerning this Agreement and its performance to anyone. Further, Employee agrees not to disclose or use any trade secret or confidential information of the Company. As used herein, the terms “trade secret” and “confidential information” mean all materials, chemicals, formulae, data, drawings and techniques used, tests performed, machines operated and processes used by the Company, all financial, sales and marketing, customer, supplier and employee-related information, and all other information concerning the Company and its subsidiaries, suppliers and customers (including, but not limited to, information regarding the peculiarities, preferences and manner of doing business) that is not generally known to the public. Employee also agrees that, during the period of salary continuation set forth in paragraph 3 above, Employee will not solicit or encourage any customer of the Company or its subsidiaries to take its business elsewhere, and Employee will not solicit or encourage any employee of the Company or its subsidiaries to work elsewhere. On the Effective Date, Employee agrees to return to the Company all Company property issued to or in the possession of Employee. Employee agrees that the remedy at law for any breach of this paragraph is inadequate, and that the Company, in addition to any other remedy, may seek appropriate injunctive relief from an appropriate court or arbitrator at its election.

12. Release. In consideration of the payments and benefits stated herein, Employee, on behalf of himself and his heirs, executors, administrators, successors and assigns, hereby fully releases and discharges the Company, its affiliated and subsidiary corporations, and each of their officers, directors, assigns, agents, servants, stockholders, employees, representatives and successors (collectively, the “Parties”) from any and all rights, claims, demands, actions and causes of action which Employee may have or heretofore had, whether known or unknown, suspected or unsuspected, against such Parties. Without limiting the generality of the foregoing, Employee releases the Parties from any and all rights, claims, demands, actions and causes of action arising out of, or in any way connected with, Title VII of the Civil Rights Act of 1964, as amended; the Equal Pay Act; the Americans with Disabilities Act; state and local civil rights laws; the California Family Rights Act; the California Private Attorney General Act; the California Fair Employment and Housing Act; California Labor Code, including Section 132a; and any other provision or theory of law, either in tort or in contract, and whether statutory or under the common law, including, but not limited to, all claims arising out of or incident to Employee’s employment with the Company. Employee understands and acknowledges that Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act and state and local civil rights laws provide Employee the right to bring actions against the Company if, among other things, Employee believes he/she has been discriminated against in employment on the basis of race, ancestry, color, religion, sex, national origin, and marital status, sexual orientation, medical condition, disability, or subject to prohibited retaliation.

It is the intention of Employee that by the execution of this release Employee will forever bar every right, claim, demand, action and cause of action against the Parties. Because this is Employee’s intention, Employee expressly waives any and all rights and benefits conferred upon Employee under any statutes, in equity or by common law relating to the execution of releases, including but not limited to, Section 1542 of the California Civil Code. Section 1542 provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected a settlement with the debtor.”

13. Age Discrimination in Employment Act Waiver. Employee specifically understands and acknowledges that the Age Discrimination in Employment Act of 1967, as amended, provides Employee the right to bring a claim against the Company if Employee believes that he/she has been discriminated against on the basis of age. Employee understands the rights afforded under this Act and agrees that he has not filed any claim or action against the Company and/or the Parties and waives any rights to assert a claim for relief available under this Act against the Company and/or the Parties, including, but not limited to, back pay, front pay, attorneys’ fees, damages, reinstatement, or injunctive relief.

14. Advice to Seek Legal Counsel and to Consider Agreement. This Agreement was received by Employee on March 20, 2008. The Company has advised Employee to consult with independent legal counsel prior to executing this Agreement. Employee has twenty-one (21) days after receipt of this Agreement within which to consider the Agreement and seven (7) days following execution of the Agreement to revoke the Agreement. Employee agrees that if Employee elects to revoke this Agreement, Employee will notify the Company (c/o Gary Parkinson, Vice President, Human Resources at 23301 Wilmington Ave., Carson, CA 90745) in writing, via certified mail, on or before the expiration of the revocation period. Receipt of proper and timely notice of revocation by Employer cancels and voids this Agreement. Unless revoked by the Employee within seven (7) days after the Employee signs the Agreement, this Agreement will become effective upon expiration of the revocation period. Employee understands and agrees that if Employee revokes this Agreement within the 7-day revocation period, Employee will not receive any payment of money or any other consideration set forth herein and this Agreement shall have no force or effect.

15. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, discussions or understandings of the parties, whether written or oral. This Agreement may not be changed or terminated except in writing signed by the parties.

16. Effective Date. This Agreement is effective and enforceable on the eighth (8th) day following the date of execution of this Agreement by Employee if it is also executed by Employer.

17. Severability. If any provision of this Agreement as applied to either party or to any circumstances shall be adjusted by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in duplicate originals as of the day and year first above written.

DUCOMMUN INCORPORATED

Dated: March 20, 2008	By:	/s/ Gary Parkinson

EMPLOYEE

Dated: March 26, 2008	By:	/s/ John J. Walsh

EXHIBIT A

Release of Claims

WHEREAS, John J. Walsh (“Employee”) and Ducommun Incorporated, a Delaware corporation (the “Company”) are parties to a Severance Agreement and Release of All Claims (the “Agreement”) dated as of March 17, 2008; and

WHEREAS, Employee is required to sign this Release of Claims as a condition precedent to receiving the salary continuation and benefits continuation set forth in paragraphs 3 and 4 of the Agreement.

NOW, THEREFORE, in consideration of the salary continuation and benefits continuation set forth in paragraphs 3 and 4 of the Agreement, Employee, on behalf of himself and his heirs, executors, administrators, successors and assigns, hereby fully releases and discharges Ducommun Incorporated, its affiliated and subsidiary corporations, and each of their officers, directors, assigns, agents, servants, stockholders, employees, representatives and successors (collectively, the “Parties”) from any and all rights, claims, demands, actions and causes of action which Employee may have or heretofore had, whether known or unknown, suspected or unsuspected, against such Parties. Without limiting the generality of the foregoing, Employee releases the Parties from any and all rights, claims, demands, actions and causes of action arising out of, or in any way connected with, Title VII of the Civil Rights Act of 1964, as amended; the Equal Pay Act; the Americans with Disabilities Act; state and local civil rights laws; the California Family Rights Act; the California Private Attorney General Act; the California Fair Employment and Housing Act; California Labor Code, including Section 132a; and any other provision or theory of law, either in tort or in contract, and whether statutory or under the common law, including, but not limited to, all claims arising out of or incident to Employee’s employment with the Company. Employee understands and acknowledges that Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act and state and local civil rights laws provide Employee the right to bring actions against the Company if, among other things, Employee believes he/she has been discriminated against in employment on the basis of race, ancestry, color, religion, sex, national origin, and marital status, sexual orientation, medical condition, disability, or subject to prohibited retaliation.

It is the intention of Employee that by the execution of this release Employee will forever bar every right, claim, demand, action and cause of action against the Parties. Because this is Employee’s intention, Employee expressly waives any and all rights and benefits conferred upon Employee under any statutes, in equity or by common law relating to the execution of releases including, but not limited to Section 1542 of the California Civil Code. Section 1542 provides:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected a settlement with the debtor.”

EMPLOYEE

Date:
John J. Walsh